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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [__]

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                          Global Imaging Systems, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    59-3247752
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

             American Photocopy Equipment Company of Pittsburgh, LLC
                           d/b/a Amcom Office Systems
               (Exact name of obligor as specified in its charter)

Delaware                                                    25-1333970
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Arizona Office Technologies, Inc.
               (Exact name of obligor as specified in its charter)

Arizona                                                     86-0641398
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              AVPresentations, Inc.
               (Exact name of obligor as specified in its charter)

Georgia                                                     58-2349704
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Berney Office Solutions, LLC
               (Exact name of obligor as specified in its charter)

Alabama                                                     63-0872797
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Business Equipment Unlimited
               (Exact name of obligor as specified in its charter)

Maine                                                       01-0332262
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Cameron Office Products, LLC
               (Exact name of obligor as specified in its charter)

Massachusetts                                               04-2943281
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Capitol Office Solutions, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-1058303
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                           Carr Business Systems, Inc.
               (Exact name of obligor as specified in its charter)

New York                                                    11-2382276
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Centre Business Products, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                                25-1402615
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Column Office Equipment, Inc.
               (Exact name of obligor as specified in its charter)

Illinois                                                    36-3710965
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          Commercial Equipment Company
               (Exact name of obligor as specified in its charter)

Michigan                                                    38-1557417
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                        Connecticut Business Systems, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    06-1164954
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                           Conway Office Products, LLC
               (Exact name of obligor as specified in its charter)

New Hampshire                                               02-0326832
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                          Copy Service and Supply, Inc.
               (Exact name of obligor as specified in its charter)

North Carolina                                              56-1405771
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                           Daniel Communications, Inc.
               (Exact name of obligor as specified in its charter)

Alabama                                                     63-0957776
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                       Distinctive Business Products, Inc.
               (Exact name of obligor as specified in its charter)

Illinois                                                    36-3206780
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                 Duplicating Specialties, Inc. d/b/a Copytronix
               (Exact name of obligor as specified in its charter)

Oregon                                                      93-0557407
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

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                           Eastern Copy Products, LLC
               (Exact name of obligor as specified in its charter)

New York                                                    16-1060031
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                               ecom-division, Inc.
               (Exact name of obligor as specified in its charter)

Virginia                                                    54-1973509
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                            Electronic Systems, Inc.
               (Exact name of obligor as specified in its charter)

Virginia                                                    54-1145980
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                      Electronic Systems of Richmond, Inc.
               (Exact name of obligor as specified in its charter)

Virginia                                                    54-1221626
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                       Global Imaging Finance Company, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    59-3423296
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                         Global Imaging Operations, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                    04-3340313
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                          Global Operations Texas, L.P.
               (Exact name of obligor as specified in its charter)

Texas                                                       58-2481442
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                       -4-

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                            Lewan & Associates, Inc.
               (Exact name of obligor as specified in its charter)

Colorado                                                    84-0623459
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                          Modern Business Machines, LLC
               (Exact name of obligor as specified in its charter)

Alabama                                                     63-0916730
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                              N&L Enterprises, LLC
               (Exact name of obligor as specified in its charter)

Alabama                                                     63-0668814
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                          Northeast Copier System, LLC
               (Exact name of obligor as specified in its charter)

Massachusetts                                               04-2979231
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                                Office Tech, LLC
               (Exact name of obligor as specified in its charter)

New Jersey                                                  22-3030935
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


          Pacific Office Solutions, Inc. d/b/a Advance Business Systems
               (Exact name of obligor as specified in its charter)

California                                                  33-0488301
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                                  ProView, Inc.
               (Exact name of obligor as specified in its charter)

North Carolina                                              56-1879665
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         Quality Business Systems, Inc.
               (Exact name of obligor as specified in its charter)

Washington                                                  91-1332069
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                     Southern Business Communications, Inc.
               (Exact name of obligor as specified in its charter)

Georgia                                                     58-1428621
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


3820 Northdale Boulevard, Suite 200A
Tampa, Florida                                              33624
 (Address of principal executive offices)                   (Zip code)

                                  -------------

                4% Convertible Senior Subordinated Notes due 2008
                       (Title of the indenture securities)

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                                       -6-

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1.     General information. Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

---------------------------------------------
        Name              Address
---------------------------------------------

    Superintendent of Banks of               2 Rector Street, New York,
    the State of New York                    N.Y. 10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                             N.Y. 10045

    Federal Deposit Insurance Corporation    Washington, D.C. 20429

    New York Clearing House Association      New York, New York 10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5/th/ day of August, 2003.

                                        THE BANK OF NEW YORK



                                        By:   /s/  ROBERT A. MASSIMILLO
                                            ---------------------------
                                            Name:  ROBERT A. MASSIMILLO
                                            Title: VICE PRESIDENT

                                       -8-

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                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                      Dollar Amounts
ASSETS                                                                                                 In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .........................................        $  4,389,492
   Interest-bearing balances ..................................................................           3,288,212
Securities:
   Held-to-maturity securities ................................................................             654,763
   Available-for-sale securities ..............................................................          17,626,360
Federal funds sold in domestic offices ........................................................           1,759,600
Securities purchased under agreements to resell ...............................................             911,600
Loans and lease financing receivables:
   Loans and leases held for sale .............................................................             724,074
   Loans and leases, net of unearned
     income ...................................................................................          32,368,718
   LESS: Allowance for loan and
     lease losses .............................................................................             826,505
   Loans and leases, net of unearned
     income and allowance .....................................................................          31,542,213
Trading Assets ................................................................................           7,527,662
Premises and fixed assets (including capitalized
   leases) ....................................................................................             825,706
Other real estate owned .......................................................................                 164
Investments in unconsolidated subsidiaries and
   associated companies .......................................................................             260,940
Customers' liability to this bank on acceptances
   outstanding ................................................................................             225,935
Intangible assets
   Goodwill ...................................................................................           2,027,675
   Other intangible assets ....................................................................              75,330
Other assets ..................................................................................           4,843,295
                                                                                                      -------------

Total assets .........................................................       $76,683,021
                                                                             ===========

LIABILITIES
Deposits:
   In domestic offices ...............................................       $33,212,852
   Noninterest-bearing ...............................................        12,997,086
   Interest-bearing ..................................................        20,215,766
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..........................................        24,210,507
   Noninterest-bearing ...............................................           595,520
   Interest-bearing ..................................................        23,614,987
Federal funds purchased in domestic
  offices ............................................................           375,322
Securities sold under agreements to repurchase .......................           246,755
Trading liabilities ..................................................         2,335,466
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .........................................           959,997
Bank's liability on acceptances executed and
   outstanding .......................................................           227,253
Subordinated notes and debentures ....................................         2,090,000
Other liabilities ....................................................         5,716,796
                                                                             -----------
Total liabilities ....................................................       $69,374,948
                                                                             ===========
Minority interest in consolidated
   subsidiaries ......................................................           540,772

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ...........................................................                 0
Common stock .........................................................         1,135,284
Surplus ..............................................................         1,056,295
Retained earnings ....................................................         4,463,720
Accumulated other comprehensive income ...............................          (112,002)
Other equity capital components ......................................                 0
Total equity capital .................................................         6,767,301
                                                                             -----------
Total liabilities minority interest and equity capital ...............       $76,683,021
                                                                             ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                           Thomas J. Mastro,
                                       Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                         Directors